LONG-TERM DEBT (Q1)	3 Months Ended
Mar. 31, 2024
Debt Disclosure [Abstract]
LONG-TERM DEBT
NOTE 9 – LONG-TERM DEBT
The table below presents the components of outstanding debt (in thousands):

	March 31, 2024	December 31, 2023
	(unaudited)	(audited)
12% Secured Term Notes, due January 23, 2026	$1,600	$—
8% Secured Convertible Notes, due January 23, 2026	6,400	—
	$8,000	$—
Less: Deferred financing fees, net	(802)	—
	$7,198	$—
On January 23, 2024, the Company issued $1.6 million aggregate principal amount of 12% Secured Term Notes and $6.4 million aggregate principal amount of 8% Secured Convertible Notes to a group of investors.
The 12% Secured Term Notes, due in January 2026, accrue interest payable in cash semi-annually. The 8% Secured Convertible Notes accrue interest which is added to the outstanding principal balance annually.
The 8% Secured Convertible Notes are convertible into common stock at a conversion price of $0.15 per share at the holder’s option any time up to the day prior to maturity in January 2026.
The 12% Secured Term Notes and 8% Secured Convertible Notes rank pari passu and are secured on substantially all the assets of the Company.
The 12% Secured Term Notes and 8% Secured Convertible Notes include restrictive covenants that, among other things, limit the ability of the Company to incur additional indebtedness and guarantee indebtedness; incur liens or allow mortgages or other encumbrances; prepay, redeem, or repurchase certain other debt; pay dividends or make other distributions or repurchase or redeem our capital stock; sell assets or enter into or effect certain other transactions (including a reorganization, consolidation, dissolution or similar transaction or selling, leasing, licensing, transferring or otherwise disposing of assets of the Company or its subsidiaries) and also contain customary events of default.
The Company recorded $233,000 of interest expense in connection with the 12% Secured Term Notes and 8% Secured Convertible Notes for the three months ended March 31, 2024.